Exhibit 23.1

                               Bedinger & Company
                          Certified Public Accountants

Bedinger & Company
1200 Concord Avenue, Suite 250
Concord, California 94520

March 20, 2006

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to use in this Form 8-K/A of our report dated February 14, 2006, relating to the consolidated financial statements of PSG Inc. for the years ended December 31, 2005 and 2004

                                                    Bedinger & Company
                                                    Certified Public Accountants